UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 23, 2005

                                  DURAVEST, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         FLORIDA                      0-27489                 59-2624574
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION               (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)           IDENTIFICATION NUMBER)


                       37 Prince Arthur Avenue, Suite 300
                        Toronto, Ontario, Canada M5R 1B2
          ------------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (416) 961-1409
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below If the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pro-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 4.   Matters Related to Accountants and Financial Statements
----------   -------------------------------------------------------
Item 4.01    Changes in Registrant's Certifying Accountant
---------    ----------------------------------------------

On February 23, 2005, pursuant to a resolution of the Board of Directors, DuraVest, Inc. ("DuraVest") engaged the accounting firm of Raymond Chabot Grant Thornton as its principal accountant to audit its financial statements for the year ended December 31, 2004, and those of is subsidiaries. Raymond Chabot Grant Thornton shall replace Ahearn, Jasco + Company, P.A., which had previously served as the Company's independent accountants. The Board of Directors felt that Raymond Chabot Grant Thornton would be best suited to audit the consolidated financial statements because of their familiarity with Estracure, Inc., a newly acquired subsidiary of DuraVest.

Prior to the date of this report, Raymond Chabot Grant Thornton has been engaged as an independent accountant to audit the financial statements of the Company's subsidiaries.

The reports of Ahearn, Jasco + Company, P.A. on the financial statements for the years ended December 31, 2003 did not include any adverse opinion or disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph regarding the Company's ability to continue as a going concern.

During the year ended December 31, 2003, and through the date of this report, there were no disagreements with Ahearn, Jasco + Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ahearn, Jasco + Company, P.A., would have caused it to make reference to the subject matter of such disagreement in their reports on the financial statements for such years.

As part of the audit for the year ended December 31, 2003, Ahearn, Jasco + Company, P.A. reported to management material weaknesses in the Company's internal control, resulting from significant deficiencies in the structure and operation of DuraVest's internal accounting system and the controls over this system. These were reported by Ahearn, Jasco + Company, P.A. as being deficiencies resulting from the lack of personnel needed to institute and maintain a proper system of accounting controls.

The Company has authorized Ahearn, Jasco + Company, P.A. to respond fully to any inquiries of Raymond Chabot Grant Thornton.

Except as stated above, there are no other reportable events as defined in Regulation S-B Item 304(a)(1)(iv) that Ahearn, Jasco + Company, P.A. advised the Company of during the period of their engagement.

The Company has requested that Ahearn, Jasco + Company, P.A. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above mentioned statements. A copy of such letter, dated February 24, 2005, is filed as an Exhibit to this Form 8-K.



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


Section 9  Financial Statements and Exhibits
---------  ---------------------------------

Item 9.01  Financial Statements and Exhibits
---------  ---------------------------------

        (c)  Exhibits:

             16.1 Letter from Ahearn, Jasco + Company, P.A. to the Securities and Exchange Commission dated February 24, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DURAVEST, INC.
                                         Registrant

Dated:   February 24, 2005               By:  /s/ Patti Cooke
                                            ------------------------------------
                                            Patti Cooke, President and Principal
                                            Executive, Financial and Accounting
                                            Officer and a Director



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